UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   January 28, 2013

CHINA EDUCATION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53247	20-4854568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street Suite 703, New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 682-6607

100 E. Linton Blvd, Suite 401A, Delray Beach, Florida 33483
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events

Appointment of Li (Lisa) Liu as Chief Executive Officer and Chairman of the Board of Directors

One of China Education International, Inc.’s (the “Company”) ongoing realignment plan to optimize its overall expenses, as part of this realignment, Ruifeng Chen resigned his position as the Company’s Chief Financial Officer and a director as of January 28. Until new Chief Financial Officer is appointed, Li (Lisa) Liu will serve as the Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION INTERNATIONAL, INC.

Date: January 28, 2013	By: /s/ Li (Lisa) Liu
Li (Lisa) Liu, Chief Executive Officer